EXHIBIT 10.62(e)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.  The omitted materials have been filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

AMENDMENT NO. 2 TO AIRLINE SERVICES AGREEMENT

This Amendment No. 2, dated as of June 3, 2009 (this “Amendment”), to the Airline Services Agreement dated as of September 3, 2008 (the “Agreement”) is among Midwest Airlines, Inc. (“Midwest”), Republic Airline, Inc. (“RAI”), Midwest Air Group, Inc. (“Midwest Holdings”) and Republic Airways Holdings Inc. (“RAI Holdings”).

WHEREAS, Midwest, RAI, Midwest Holdings and RAI Holdings are parties to the Agreement; and

WHEREAS, the parties desire to amend the Agreement to include seven Embraer ERJ 135LR and five Embraer ERJ 145 aircraft as Covered Aircraft to be operated by RAI pursuant to the terms of the Agreement;

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Midwest, RAI, Midwest Holdings and RAI Holdings hereby agree as follows:

1.           Defined Terms.  All capitalized terms used herein shall have the meanings given to such terms in the Agreement.

2.           Amendments.

The Agreement is hereby amended as follows:

(a)           Exhibit B of the Agreement shall be deleted and replaced with Exhibits B-1 and B-2 in Schedule 1 hereto.

(b)           Appendix 1 to Exhibit D of the Agreement shall be deleted and replaced with Schedule 2 hereto.

3.           Condition Precedent.  This Amendment shall become effective only upon the execution and delivery of this Amendment by each of the parties hereto.

4.           Miscellaneous.

(a)           This Amendment shall be governed by the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law).

(b)           This Amendment may be executed in separate counterparts by the parties hereto, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

(c)           Except as otherwise amended by this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Airline Services Agreement to be duly executed and delivered as of the date and year first written above.

	MIDWEST AIRLINES, INC.		REPUBLIC AIRLINE INC.

By	/s/ Christopher S. Hennessey	By	/s/ Robert H. Cooper
	Christopher S. Hennessey, Vice President and Controller		Robert H. Cooper, Executive Vice President and Chief Financial Officer

	MIDWEST AIR GROUP, INC.		REPUBLIC AIRWAYS HOLDINGS INC.

By	/s/ Christopher S. Hennessey	By	/s/ Robert H. Cooper
	Christopher S. Hennessey, Vice President and Controller		Robert H. Cooper, Executive Vice President and Chief Financial Officer

SCHEDULE 1

EXHIBIT B-1
Covered Aircraft & In-Service Schedule (EMB 170 and EMB 190)

Number	Aircraft Type	Scheduled In-Service Day
1.	EMB 170	[*]
2.	EMB 170	[*]
3.	EMB 170	[*]
4.	EMB 170	[*]
5.	EMB 170	[*]
6.	EMB 170	[*]
7.*	EMB 170	[*]
8.	EMB 170	[*]
9.	EMB 170	[*]
10.	EMB 170	[*]
11.	EMB 170	[*]
12.	EMB 170	[*]
13.	EMB 190	[*]
14.	EMB 190	[*]

*Aircraft number 7 in Exhibit B-1 shall be a Spare Aircraft

EXHIBIT B-2
Covered Aircraft & In-Service Schedule (ERJ 135 AND ERJ 145)

Number	Aircraft Type	Scheduled In-Service Day
1.	ERJ 135	[*]
2.	ERJ 135	[*]
3.	ERJ 135	[*]
4.	ERJ 135	[*]
5.	ERJ 135	[*]
6.	ERJ 135	[*]
7.**	ERJ 135	[*]
8.	ERJ 145	[*]
9.	ERJ 145	[*]
10.	ERJ 145	[*]
11.	ERJ 145	[*]
12.	ERJ 145	January 1, 2010

**Aircraft number 7 in Exhibit B-2 shall be a Spare Aircraft

*Confidential

SCHEDULE 2

Base Compensation Rates for EMB Aircraft
	COST	SUBJECT	UNIT OF	E135	E145	E170	E190	PERIODIC
	ELEMENT	TO ESCALATION	MEASURE	RATE*	RATE*	RATE*	RATE*	ADJUSTMENT
FIXED COSTS:
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VARIABLE COSTS:	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	$5.00	[*]	[*]	[*]	NO
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PASS-THRU COSTS:	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Costs and Rates applicable to training flights operated by EMB 170 aircraft per Section 8.02(d)(ii).

*Confidential

	COST	SUBJECT	UNIT OF		PERIODIC
	ELEMENT	TO ESCALATION	MEASURE	RATE*	ADJUSTMENT
FIXED COSTS:
	[*]	[*]	[*]	[*]	[*]

VARIABLE COSTS:
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

*  Costs expressed in January 2009 economics

*Confidential